UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 3, 2005

Commission File Number 0-4281

ALLIANCE GAMING CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA

88-0104066

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6601 S. Bermuda Rd. Las Vegas, Nevada  89119

(Address of principal executive offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code):  (702) 270-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 3, 2005, Alliance Gaming Corporation (the “Company”) announced the election of Stephen M. Race to the Company’s Board of Directors (the “Board”) as an independent director, effective the end of this month.  The election of Mr. Race brings the Company into compliance with the New York Stock Exchange listing standards for independent directors.  Mr. Race is expected to be appointed to the audit committee of the Board.

A copy of the press release announcing Mr. Race’s election to the Board is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(c) Exhibits

	99.1	Press release issued by Alliance Gaming Corporation, dated June 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

ALLIANCE GAMING CORPORATION
(Registrant)

By	/s/ Steven M. Des Champs

Steven M. Des Champs
Senior Vice President and Chief Financial Officer

Date: June 3, 2005